UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2024

SRM ENTERTAINMENT, INC.

(Exact name of registrant as specified in charter)

Nevada	001-41768	32-0686534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(407) 230-8100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SRM	The Nasdaq Stock Market LLC
(The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 18, 2024, and October 19, 2024, SRM Entertainment, Inc. (the “Company”) entered into four Securities Purchase Agreements (each an “SPA”) with four accredited investors (the “Investors”), for the purchase and sale in a registered direct offering of 1,711,477 shares (the “Shares”) of the Company’s common stock (the “Common Stock”) at a price of $0.61 per share, generating gross proceeds from the offering of approximately $1,044,000 (the “Registered Offering”). Three SPAs, each dated as of October 18, 2024, were entered into with three investors, and one SPA, dated as of October 19, 2024, was entered into with a single investor. The Company is not utilizing a placement agent or underwriter in connection with the Registered Offering.

The Shares will be offered and sold to the Investors by the Company pursuant to a prospectus supplement and accompanying prospectus, which was filed with the Securities and Exchange Commission (the “SEC”), in connection with a takedown from the Company’s effective shelf registration statement on Form S-3 (File No. 333-282028), which was filed with the SEC on September 11, 2024 and subsequently declared effective on September 19, 2024 (the “Shelf Registration Statement”).

The legal opinion of Lucosky Brookman LLP relating to the legality of the issuance and sale of the Shares in the Registered Offering is attached hereto as Exhibit 5.1.

The SPA contains customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions.

The foregoing descriptions of the material terms of the SPA do not purport to be complete and are qualified in their entirety by reference to the full text of the SPA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
5.1	Opinion of Lucosky Brookman LLP
10.1	Form of Securities Purchase Agreement by and between SRM Entertainment, Inc. and the Investors
23.1	Consent of Lucosky Brookman LLP (Included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRM ENTERTAINMENT, INC.

Date: October 22, 2024	By:	/s/ Richard Miller
	Name:	Richard Miller
	Title:	Chief Executive Officer